                                                                    EXHIBIT 10.2

                             AMENDMENT NUMBER ONE TO
                               TERM LOAN AGREEMENT






         THIS AMENDMENT NUMBER ONE TO TERM LOAN AGREEMENT dated as of July 13, 1994 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower") , and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").


                                   WITNESSETH:


         WHEREAS, the Borrower and the Bank entered into the Term Loan Agreement dated as of June 24, 1992 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

         2. Section 6.2 of the Agreement is hereby amended to read in its entirety as follows:

                  '6.2 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so, in amounts which are, in the aggregate, greater than (a) Thirty Million Dollars ($30,000,000) in the Borrower's fiscal year ending March 31, 1995, and (b) Ten Million Dollars ($10,000,000) in any other fiscal year of the Borrower. Any such amount which is unused in any fiscal year shall not be available to carry forward for use in any subsequent fiscal year.'

         3. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.

         4. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

         5. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

         6. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.


         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                         ADAPTEC, INC.


                                         By: /s/ Christopher G. O'Meara
                                            ----------------------------
                                            Its: Vice President and Treasurer


                                         COMERICA BANK-CALIFORNIA
                                         (formerly known as Plaza
                                         Bank of Commerce)

                                         By: /s/ Lori Edwards
                                            ----------------------------
                                            Its: First Vice President

                             AMENDMENT NUMBER TWO TO
                               TERM LOAN AGREEMENT




         THIS AMENDMENT NUMBER TWO TO TERM LOAN AGREEMENT dated as of September 21, 1994 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").


                                   WITNESSETH:


         WHEREAS, the Borrower and the Bank entered into the Term Loan Agreement dated as of June 24, 1992, as amended by Amendment Number One dated as of July 13, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

         2. Section 6.2 of the Agreement is hereby amended to read in its entirety as follows:

                  '6.2 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so, in amounts which are, in the aggregate, greater than (a) Fifty Million Dollars ($50,000,000) in the Borrower's fiscal year ending March 31, 1995, and (b) Ten Million Dollars ($10,000,000) in any other fiscal year of the Borrower. Any such amount which is unused in any fiscal year shall not be available to carry forward for use in any subsequent fiscal year.'

         3. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.
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         4. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

         5. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

         6. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.


         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                         ADAPTEC, INC.



                                         By: /s/ Christopher G. O'Meara
                                            ----------------------------
                                            Its: Vice President and Treasurer


                                         COMERICA BANK-CALIFORNIA
                                         (formerly known as Plaza
                                         Bank of Commerce)

                                         By: /s/ Lori Edwards
                                            ----------------------------
                                            Its: First Vice President

                            AMENDMENT NUMBER THREE TO
                               TERM LOAN AGREEMENT




         THIS AMENDMENT NUMBER THREE TO TERM LOAN AGREEMENT dated as of December 29, 1995 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower") , and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").


                                   WITNESSETH:


         WHEREAS, the Borrower and the Bank a parties to a certain Term Loan Agreement dated as of June 24, 1992, as amended by Amendment Number One dated as of July 13, 1994 and Amendment Number Two dated as of September 21, 1994 (as so amended, the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

         2. Section 6.4 of the Agreement is hereby amended to read in its entirety as follows:

                  '6.4 Indebtedness. Incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness or liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, or any other indebtedness whatsoever (including sale/leaseback transactions) which at any time exceeds in the aggregate, on a consolidated basis, Fifty Million Dollars ($50,000,000); provided, however, that none of the following shall be considered for purposes of the foregoing limitation: (a) the Indebtedness, (b) other indebtedness of the Borrower to the Bank, whether now existing or hereafter arising, (c) trade payables and accrued expenses incurred and paid in the ordinary course of business,
         (d) leases of, or conditional sales purchases of, equipment in the ordinary course of business, so long as the unpaid lease rental, purchase payment and other obligations thereunder do not exceed, in the aggregate, on a consolidated basis, Five Million

         Dollars ($5,000,000) at any time hereunder, (e) outstanding tax obligations to governmental agencies, (f) real estate leases in the ordinary course of business, (g) reimbursement obligations under letters of credit incurred in the ordinary course of business, (h) loans or advances by the Borrower to any Subsidiary, or by any Subsidiary to either the Borrower or any other Subsidiary.'

         3. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.

         4. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

         5. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

         6. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.


         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                         ADAPTEC, INC.



                                         By: /s/ Christopher G. O'Meara
                                            ----------------------------
                                            Christopher G. O'Meara
                                            Vice President and Treasurer

                                         COMERICA BANK-CALIFORNIA
                                        (formerly known as Plaza
                                         Bank of Commerce)



                                         By: /s/ Lori Edwards
                                            ----------------------------
                                            Lori S. Edwards
                                            First Vice President

                            AMENDMENT NUMBER FOUR TO
                               TERM LOAN AGREEMENT





         THIS AMENDMENT NUMBER FOUR TO TERM LOAN AGREEMENT dated as of March 18, 1996 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").


                                   WITNESSETH:


         WHEREAS, the Borrower and the Bank a parties to a certain Term Loan Agreement dated as of June 24, 1992, as amended by Amendment Number One dated as of July 13, 1994, Amendment Number Two dated as of September 21, 1994, and Amendment Number Three dated as of December 29, 1995 (as so amended, the "Agreement"); and

         WHEREAS, the Borrower and the Bank desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

         2. Section 1.1 of the Agreement is hereby amended to add the following definition, in proper alphabetical sequence, which reads in its entirety as follows:

         '"Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.'

         3. Section 6.4 of the Agreement is hereby amended to read in its entirety as follows:

                  '6.4 Indebtedness. Incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness or liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, or any other indebtedness whatsoever (including sale/leaseback transactions) which at any time exceeds in the aggregate, on a consolidated basis, One Hundred Million Dollars ($100,000,000) (the "Permitted

         Debt"); Provided, however, that the terms and conditions of the Permitted Debt do not contain any restrictions on the ability of the Borrower and its Subsidiaries to grant liens against their inventory, accounts, contract rights or general intangibles (as such terms are defined in the California Commercial Code), whether now owned or hereafter acquired, and provided, further, that none of the following shall be considered for purposes of the foregoing limitation: (a) the Indebtedness, (b) other indebtedness of the Borrower to the Bank, whether now existing or hereafter arising, (c) trade payables and accrued expenses incurred and paid in the ordinary course of business,
         (d) indebtedness under Capital Leases which does not exceed, in the aggregate, on a consolidated basis, Five Million Dollars ($5,000,000) at any time hereunder, (e) indebtedness under operating leases in the ordinary course of business, (f) outstanding tax obligations to governmental agencies, (g) reimbursement obligations under letters of credit incurred in the ordinary course of business, and (h) loans or advances by the Borrower to any Subsidiary, or by any Subsidiary to either the Borrower or any other Subsidiary.'

         4. Paragraph (a) of Section 6.15 of the Agreement is hereby amended to read in its entirety as follows:

                  '(a) in the case of such acquisitions which are funded in the form of consideration other than treasury stock or newly-issued equity securities of the Borrower or any of its Subsidiaries, and which are accounted for on a consolidated basis with the Borrower and its Subsidiaries in accordance with GAAP, the Borrower and its Subsidiaries may not give such consideration in an amount which exceeds, in the aggregate, one Hundred Million Dollars ($100,000,000) in fair market value thereof (or, if higher, the book value thereof as reflected in the Borrower's financial statements) in any fiscal year of the Borrower.'

         5. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.

         6 . Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

         7. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

         8. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.


         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                         ADAPTEC, INC.



                                         By: /s/ Christopher G. O'Meara
                                            ----------------------------
                                            Christopher G.'O'Meara
                                            Vice President and Treasurer



                                         COMERICA BANK-CALIFORNIA
                                         (formerly known as Plaza
                                         Bank of Commerce)



                                         By: /s/ Lori Edwards
                                            ----------------------------
                                         Lori S. Edwards
                                         First Vice President




                                       3